Exhibit 99.1

EMPLOYMENT AGREEMENT

AGREEMENT dated as of the 11th day of December, 2008 (the “Start Date”), by and among China Wind Systems, Inc., a Delaware corporation with its principal office at No. 9 Yanyu Middle Road, Qianzhou Township, Huishan District, Wuxi City, Jiangsu Province, China (the “Company”), and Leo Wang, an individual residing at [address]
(“Executive”).

W I T N E S S E T H:

WHEREAS, the Company desires to engage Executive to serve at its Chief Financial Officer on and subject to the terms of this Agreement;

  NOW, THEREFORE, in consideration of the mutual promises set forth in this Agreement, the parties agree as follows:

1. Employment and Duties.

(a) Subject to the terms and conditions hereinafter set forth, the Company hereby employs Executive as Chief Financial Officer during the Term, as hereinafter defined.  In this capacity he will perform such duties as may be assigned to him by the Company’s chief executive officer or the board of directors.  Initially his duties will include, in addition to the duties normally associated with the chief financial officer of a publicly traded company, services relating to stockholder and investor relations, including participating in road shows and investor conference calls and, if requested, attending meetings of the Company’s board of directors as a guest.  Executive shall report to the Company’s chief executive officer or other officer designated by the chief executive officer.  Executive shall also perform such other duties and responsibilities as may be determined by the Company’s chief executive officer, as long as such duties and responsibilities are consistent with those of the Company’s chief financial officer and the other duties contemplated by this Section 1(a).

(b) The “Term” of this Agreement shall be for a period of three (3) years commencing on the Start Date, unless this Agreement is extended by mutual agreement of the parties.

2. Executive’s Performance.  Executive hereby accepts the employment contemplated by this Agreement. During the Term, Executive shall perform his duties diligently, in good faith and in a manner consistent with the best interests of the Company.  The Company understands that Executive may devote a portion of his time to matters not related to the Company, which shall not detract from his obligations under this Agreement and Executive will devote approximately all of his business time and attention of his business time to the performance of his duties under this Agreement.

3. Compensation.  For his services during the Term, the Company shall pay Executive the following:

(a)  Salary (“Salary”) at the  annual rate of $100,000, to be paid in monthly installments of $8,333.33 on the last day of each month.

(b) Employee is eligible to participate in any other compensation programs established by the Company’s board of directors or compensation committee for its executive officers, if any, which will be determined and paid in accordance with policies set from time to time by the Board (or compensation committee thereof).  Employee shall also be entitled to a twenty-day paid vacation for each fiscal year of the Term commencing six months after the Start Date, in accordance with the Company’s general practices in effect from time to time.

(c) In addition, the Company shall pay Executive a maximum of 166,667 shares (the “Shares”) which shall vest on a quarterly basis at the rate of 13,889 shares each calendar quarter, provided that Executive is employed by the Company on such date.  The first installment shall be issuable on March 31, 2009.  No shares shall be issued pursuant to this Section 3(b) subsequent to the termination of this Agreement.

(d) For a period of nine (9) months following the date of issuance of any Shares (the "Lockup Period"), Executive irrevocably agrees it will not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or announce the offering of, any Shares obtained by Executive under the terms of this Agreement.  In furtherance thereof, the Company will (a) cause its transfer agent to place a stop order on all Shares, (b) notify its transfer agent in writing of the stop order and the restrictions on such Shares owned by Executive under this Agreement and (c) direct the transfer agent not to process any attempts by Executive to resell or transfer any Shares owned by Executive in violation of this Agreement.    The Shares shall bear a legend that refers to this restriction in addition to the Company’s standard investment legend.

(e) Executive hereby represents, warrants, covenants and agrees as follows:

(i) Executive understands that the issuance of the Shares is being made only by means of this Agreement.  Executive understands that the Company has not authorized the use of, and Executive confirms that he is not relying upon, any other information, written or oral, other than material contained in this Agreement and in material that has been publicly filed with the Securities and Exchange Commission (the “Commission”).

(ii) Executive represents to the Company that Executive is an accredited investor within the meaning of Rule 501 of the Commission under the Securities Act and he understands the meaning of the term “accredited investor.”  Executive further represents that he has such knowledge and experience in financial and business matters as to enable him to understand the nature and extent of the risks involved in owning the Shares.  Executive is fully aware that such investments can and sometimes do result in the loss of the entire investment.  Executive has engaged his own counsel and accountants to the extent that he deems it necessary.

(iii) Executive is acquiring the Shares pursuant to this Agreement for investment and not with a view to the sale or distribution thereof, for Executive’s own account and not on behalf of others; has not granted any other person any interest or participation in or right or option to purchase all or any portion of the Shares; is aware that the Securities are restricted securities within the meaning of Rule 144 of the Commission under the Securities Act, and may not be sold or otherwise transferred other than pursuant to an effective registration statement or an exemption from registration; and understands and agrees that the certificates for the Shares shall bear the Company’s standard investment legend.  Executive understands the meaning of these restrictions.

(iv) Subject to the provisions set forth in Section 3(d) above, Executive will not transfer any Shares except in compliance with all applicable federal and state securities laws and regulations, and, in such connection, the Company may request an opinion of counsel reasonably acceptable to the Company as to the availability of any exemption.

(v) Executive represents and warrants that no broker or finder was involved directly or indirectly in connection with Executive’s receipt of the Shares pursuant to this Agreement.  Executive shall indemnify the Company and hold it harmless from and against any manner of loss, liability, damage or expense, including fees and expenses of counsel, resulting from a breach of Executive’s warranty contained in this Section 3(e)(v).

(vi) Executive understands that he has no registration rights with respect to the Shares.

4. Reimbursement of Expenses.  The Company shall reimburse Executive, upon presentation of proper expense statements, for all authorized, ordinary and necessary out-of-pocket expenses reasonably incurred by Executive during the Term in connection with the performance of his services pursuant to this Agreement in accordance with the Company’s expense reimbursement policy.  Any expense of $100 or more shall require the prior approval of the Company.  Although it is not expected that Executive will be required to travel to China during the Term, in the event that he is requested to travel to China, the Company will pay coach fare.

5. Termination of Employment.

(a) Termination by the Company:  This Agreement and Executive’s employment pursuant to this Agreement may be terminated by the Company for cause on not less than ten (10) days’ written notice to Executive.  Notwithstanding anything to the contrary in this Section 5(a), Company may not terminate Executive's employment under this Agreement for cause unless Executive shall have first received notice from the Board advising Executive of the specific acts or omissions alleged to constitute cause, and such acts or omissions continue after Executive shall have had a reasonable opportunity (at least 10 days from the date Executive receives the notice from the Board) to correct the acts or omissions so complained of.

(b) Termination by the Executive:  Executive shall have the right to terminate his employment under this Agreement on not less than ten (10) days' written notice to Company for any breach of this Agreement by Company, which is not cured by Company within thirty (30) days of the written notice of such breach by Executive.

(c) Anything herein to the contrary notwithstanding, Executive may terminate this Agreement on not less than ten (10) days’ written notice to Company.

(d) If Executive shall terminate this Agreement under Section 5(b), Executive shall be entitled to receive the lesser of: (i) the remaining salary due to Executive under this Agreement, or (ii) three (3) months salary, at the then applicable yearly salary rate set forth in section 3(a), (the “Severance Payment”). Other than the Severance Payment described in this section 5(d), Company shall have no further obligation to compensate Executive pursuant to Section 3 above. If Executive shall terminate this Agreement pursuant to Section 5(c), Executive shall not be entitled to the Severance Payment or any additional compensation as provided in Section 3.

(e) If the Company shall terminate Executive's employment under this Agreement other than for cause, the following shall apply: (i) Executive shall be entitled to receive the Severance Payment as described in Section 5(d); (ii) Executive shall be entitled to payment of any previously declared bonus as provided in Section 3(b) above; and (iii) Any unvested Shares (out of a total of 166,667 shares) as described in Section 3(c) above shall immediately vest.

6. Trade Secrets and Proprietary Information.

(a) Executive recognizes and acknowledges that the Company, through the expenditure of considerable time and money, has developed and will continue to develop in the future confidential information.  “Confidential information” shall mean all information of a proprietary or confidential nature relating to Covered Persons, including, but not limited to, such Covered Person’s trade secrets or proprietary information, confidential know-how, and marketing, services, products, business, research and development activities, inventions and discoveries, whether or not patentable, and information concerning such Covered Person’s services, business, customer or client lists, proposed services, marketing strategy, pricing policies and the requirements of its clients and relationships with its lenders, suppliers, licensors, licensees and others with which a Covered Person has a business relationship, financial or other data, technical data or any other confidential or proprietary information possessed, owned or used by the Company, the disclosure of which could or does have a material adverse effect on the Company, its businesses, any business in which it proposes to engage.  Executive agrees that he will not at any time use or disclose to any person any confidential information relating to Company; provided, however, that nothing in this Section 6(a) shall be construed to prohibit Executive from using or disclosing such information if he can demonstrate that such information (i) became public knowledge other than by or as a result of disclosure by a person not having a right to make such disclosure or (ii) was disclosure that was authorized by the Company.  The term “Covered Person” shall include the Company, any subsidiaries and affiliates and any other person who provides information to the Company pursuant to a secrecy or non-disclosure agreement.

(b) In the event that any confidential information is required to be produced by Executive pursuant to legal process (including judicial process or governmental administrative subpoena), Executive shall give the Company notice of such legal process within a reasonable time, but not later than ten business days prior to the date such disclosure is to be made, unless Executive has received less notice, in which event Executive shall immediately notify the Company.  The Company shall have the right to object to any such disclosure, and if the Company objects (at the Company’s cost and expense) in a timely manner so that Executive is not subject to penalties for failure to make such disclosure, Executive shall not make any disclosure until there has been a court determination on the Company’s objections.  If disclosure is required by a court order, final beyond right of review, or if the Company does not object to the disclosure, Executive shall make disclosure only to the extent that disclosure is required by the court order, and Executive will exercise reasonable efforts at the Company’s expense, to obtain reliable assurance that confidential treatment will be accorded the confidential information.

(c) Executive shall, upon expiration or termination of the Term, or earlier at the request of the Company, turn over to the Company or destroy all documents, papers, computer disks or other material in Executive’s possession or under Executive’s control which may contain or be derived from confidential information.  To the extent that any confidential information is on Executive’s hard drive or other storage media, he shall, upon the request of the Company, cause either such information to be erased from his computer disks and all other storage media or otherwise take reasonable steps to maintain the confidential nature of the material.

(d) Executive further realizes that any trading in Company’s common stock or other securities or aiding or assisting others in trading in Company’s common stock or other securities, including disclosing any non-public information concerning Company or its affiliates to a person who uses such information in trading in the Company’s common stock or other securities, may constitute a violation of federal and state securities laws.  Executive will not engage in any transactions involving the Company’s common stock or other securities while in the possession of material non-public information in a manner that would constitute a violation of federal and state securities laws and shall not disclose any material non-public information except pursuant to a confidentiality agreement approved by the Company’s chief executive officer.

(e) For the purposes of Sections 6, 7 and 8 of this Agreement, the term “Company” shall include the Company, and any subsidiaries and affiliates.

7. Covenant Not To Solicit or Compete.

(a) During the period from the date of this Agreement until one year following the date on which Executive’s employment is terminated, Executive will not, directly or indirectly:

(i) persuade or attempt to persuade any person which is or was a customer, client or supplier of the Company to cease doing business with the Company, or to reduce the amount of business it does with the Company (the terms “customer” and “client” as used in this Section 7 to include any potential customer or client to whom the Company submitted bids or proposals, or with whom the Company conducted negotiations, during the term of Executive’s employment or consulting relationship hereunder or during the twelve (12) months preceding the termination of his employment or consulting relationship, as the case may be);

(ii) solicit for himself or any other person other than the Company the business of any person which is a customer or client of the Company, or was a customer or client of the Company within one (1) year prior to the termination of his employment or consulting relationship;

(iii) persuade or attempt to persuade any employee of the Company, or any individual who was an employee of the Company during the one (1) year period prior to the termination of this Agreement, to leave the Company’s employ, or to become employed by any person in any business, which directly competes with the business of the Company as it is engaged in at the time of the termination of this Agreement; provided, however, that nothing in this Section 7 shall be construed to prohibit the Executive from owning an interest of not more than five (5%) percent of any public company engaged in such activities.

(b) Executive will not, during or after the Term, make any disparaging statements concerning the Company, its business, officers, directors and employees that could injure, impair, damage or otherwise affect the relationship between the Company, on the one hand, and any of the Company’s employees, suppliers, customers, clients or any other person with which the Company has or may conduct business or otherwise have a business relationship of any kind and description; provided, however, that this sentence shall not be construed to prohibit either from giving factual information required to be given pursuant to legal process, subject to the provisions of Section 6(b) of this Agreement.  The Company will not make any disparaging statements concerning Executive.  This Section 7(b) shall not be construed to prohibit the either party from giving factual information concerning the other party in response to inquiries that such party believes are bona fide.

(c) The Executive acknowledges that the restrictive covenants (the “Restrictive Covenants”) contained in Sections 6 and 7 of this Agreement are a condition of his employment and are reasonable and valid in geographical and temporal scope and in all other respects. If any court determines that any of the Restrictive Covenants, or any part of any of the Restrictive Covenants, is invalid or unenforceable, the remainder of the Restrictive Covenants and parts thereof shall not thereby be affected and shall remain in full force and effect, without regard to the invalid portion. If any court determines that any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable because of the geographic or temporal scope of such provision, such court shall have the power to reduce the geographic or temporal scope of such provision, as the case may be, and, in its reduced form, such provision shall then be enforceable.

(d) Nothing in this Section 7 shall be construed to prohibit Executive from owning a passive, non-management interest of less than 5% in any public company that is engaged in activities prohibited by this Section 7.

8. Injunctive Relief. Executive agrees that his violation or threatened violation of any of the provisions of Sections 6 or 7 of this Agreement shall cause immediate and irreparable harm to the Company. In the event of any breach or threatened breach of any of said provisions, Executive consents to the entry of preliminary and permanent injunctions by a court of competent jurisdiction prohibiting Executive from any violation or threatened violation of such provisions and compelling Executive to comply with such provisions. This Section 8 shall not affect or limit, and the injunctive relief provided in this Section 8 shall be in addition to, any other remedies available to the Company at law or in equity or in arbitration for any such violation by Executive. The provisions of Sections 6, 7 and 8 of this Agreement shall survive any termination of this Agreement and Executive’s employment relationship pursuant to this Agreement.

9. Indemnification. The Company shall provide Executive with payment of legal fees and indemnification to the maximum extent permitted by the Company’s certificate of incorporation, by-laws and applicable law.

10. Representations by the Parties.

(a) Executive represents, warrants, covenants and agrees that he has a right to enter into this Agreement, that he is not a party to any agreement or understanding, oral or written, which would prohibit performance of his obligations under this Agreement, and that he will not use in the performance of his obligations hereunder any proprietary information of any other party which he is legally prohibited from using.

(b) The Company represents, warrants and agrees that it has full power and authority to execute and deliver this Agreement and perform its obligations hereunder.

11. Miscellaneous.

(a) Any notice, consent or communication required under the provisions of this Agreement shall be given in writing and sent or delivered by hand, overnight courier or messenger service, against a signed receipt or acknowledgment of receipt, or by registered or certified mail, return receipt requested, or telecopier or similar means of communication if receipt is acknowledged or if transmission is confirmed by mail as provided in this Section 11(a), to the parties at their respective addresses set forth at the beginning of this Agreement, with notice to the Company being sent to the attention of the individual who executed this Agreement on its behalf. Any party may, by like notice, change the person, address or telecopier number to which notice is to be sent.

(b) This agreement shall be governed by the laws of the State of New York applicable to agreements executed and to be performed wholly within such state, without regard to principles of conflicts of laws.

(c) If any term, covenant or condition of this Agreement or the application thereof to any party or circumstance shall, to any extent, be determined to be invalid or unenforceable, the remainder of this Agreement, or the application of such term, covenant or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law, and any court having jurisdiction may reduce the scope of any provision of this Agreement, including the geographic and temporal restrictions set forth in Section 7 of this Agreement, so that it complies with applicable law.

(d) This Agreement constitutes the entire agreement of the Company and Executive as to the subject matter hereof, superseding all prior or contemporaneous written or oral understandings or agreements, including any and all previous employment agreements or understandings, all of which are hereby terminated, with respect to the subject matter covered in this Agreement. This Agreement may not be modified or amended, nor may any right be waived, except by a writing which expressly refers to this Agreement, states that it is intended to be a modification, amendment or waiver and is signed by both parties in the case of a modification or amendment or by the party granting the waiver. No course of conduct or dealing between the parties and no custom or trade usage shall be relied upon to vary the terms of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

(e) No party shall have the right to assign or transfer any of its or his rights hereunder except that the Company’s rights and obligations may be assigned in connection with a merger of consolidation of the Company or a sale by the Company of all or substantially all of its business and assets.

(f) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, executors, administrators and permitted assigns.

(g) The headings in this Agreement are for convenience of reference only and shall not affect in any way the construction or interpretation of this Agreement.

(h) This Agreement may be executed in counterparts, each of which when so executed and delivered will be an original document, but both of which counterparts will together constitute one and the same instrument.

[Signatures on following page]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

CHINA WIND SYSTEMS, INC.

 By:       /s/ Jianhua Wu
 Name: Jianhua Wu
 Title:   CEO

  EXECUTIVE:

        /s/ Leo Wang
           Leo Wang